SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

               ______________________________


                          Form 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                      November 19, 1999
                       Date of Report
                      (Date of earliest
                       event reported)


               SHURGARD STORAGE CENTERS, INC.
    -----------------------------------------------------
   (Exact name of registrant as specified in its charter)

    Washington           0-23466            91-1603837
  --------------       -----------        -----------------
 (State or other       (Commission        (IRS Employer
 jurisdiction of        File No.)       Identification No.)
  incorporation)

            1155 Valley Street, Suite 400
              Seattle, Washington  98109
(Address of principal executive offices, including zip code)

                    (206) 624-8100
 (Registrant's telephone number, including area code)






Item 5.     Other Events


Pro Rata Statement of Assets and Liabilities at Historical Cost (1) Supplemental Financial Data
September 30, 1999

                   Consolidated Unconsolidated   Total    European
(in thousands)       Domestic     Domestic      Domestic   Self
                    Operations  Operations    Operations  Storage   Total
                   -----------  ------------- ----------  --------  ---------
Operating storage
 centers           $ 967,024     $ 58,589   $ 1,025,613  $ 9,493  $ 1,035,106

Construction in
 progress             74,459        8,193        82,652    6,282       88,934
Containerized storage
 assets                             3,409         3,409                 3,409
Corporate Office      10,595                     10,595                10,595
Accumulated
 depreciation       (117,308)      (4,454)     (121,762)    (565)    (122,327)
                    --------       ------      ---------  ------    ---------
Storage assets, net  934,770       65,737      1,000,507  15,210    1,015,717

Participating
 mortgages            13,230                      13,230               13,230
Cash and other
 assets               59,768        4,192         63,960   2,035       65,995
Amortizable assets    30,951        1,999         32,950      88       33,038
                   ---------       ------      ---------  ------    ---------
  Total assets     1,038,719       71,928      1,110,647  17,333    1,127,980
                   =========       ======      =========  ======    =========
Accounts payable and
 other liabilities    27,316        2,091         29,407   1,605       31,012
Lines of credit      148,600       29,064        177,664   1,521      179,185
Notes payable        237,663       23,543        261,206  13,890      275,096
                     -------       ------        -------  ------      -------
  Total liabilities  413,579       54,698        468,277  17,016      485,293
                     =======       ======        =======  ======      =======


 Other Selected Pro Rata Self Storage Operating Data (1)
 For the nine months ended September 30, 1999

                                   Historical
                         NOI          Cost
                      ---------     ----------
Domestic:
     Same store       $  88,997     $  884,572
     New store            3,362        141,041
                       --------      ---------
                      $  92,359     $1,025,613
                       ========      =========
European:
     Same store             242          3,353
     New store               75          6,141
                       --------       --------
                       $    317     $    9,493
                       ========       ========

 (1) The information is presented on a combined basis and represents both consolidated and unconsolidated entities at pro-rata ownership percentages.


 Summary of Operating Self Storage Properties

               Domestic               European                Total
        ------------------------ ----------------------  ----------------------
         Number of  Net Rentable Number of  Net Rentable Number of Net Rentable
        Properties  Square Feet Properties Square Feet  Properties Square Feet
       -----------  ----------- ---------- ------------ ---------- -----------
100% owned    263   17,247,000                              263     17,247,000

Partially
owned
consolidated   35    2,188,000      17      999,000          52      3,187,000

Partially
owned
unconsolidated 20    1,199,000                               20      1,199,000

Fee Managed    30    1,715,000                               30      1,715,000
             ----   ----------   -----      -------        ----     ----------
              348   22,349,000      17      999,000         365     23,348,000
             ====   ==========   =====      =======        ====     ==========